Special Note of Caution Regarding
Forward-Looking Statements

The following information contains forward-looking statements. Forward-looking statements include statements regarding our goals, beliefs, plans, estimates, outlook or current expectations about future events, taking into account the information currently available to our management.
Forward-looking statements are not statements of historical fact. For example, when  we use words such as “believe,” “anticipate,” “expect,” “estimate,” “assume,” “intend,” “should,” “would,”
“could,” or “may,” or other words, expressions, charts or graphs that address future events or outcomes, we are making forward-looking statements.

Our forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially depending on a variety of important factors, including, but not limited to, fluctuations in raw material prices and energy costs, increases in pension and insurance costs, downturns in industrial production, housing and construction and the consumption of  durable and nondurable goods, the degree and nature of competition, demand for our products, the degree of success achieved by our new product initiatives, changes in government regulations, our ability to complete and successfully integrate the operations of acquired businesses and our ability to service our substantial indebtedness. Additional relevant risk factors that could cause actual results to differ materially are discussed in the company’s registration statements and reports filed with the
Securities and Exchange Commission, which are available from the company.  With respect to such forward-looking statements, we claim protection under the Private Securities Litigation Reform Act of 1995. We do not undertake any obligation to update our forward-looking statements.

CARAUSTAR

Who is Caraustar?

Carolina

Paperboard

(1938)

Star
Paper Tube

(1958)

Austell
Boxboard

(1948)

IPO:  October 8, 1992 (NASDAQ:  CSAR)

Estimated 2003 capacities(1)

(1)      Source: American Forest and Paper Association, Bank of America and UBS Warburg <670m tons or <8.8%

                                                                                                                   w/New Newark Mill   <570m tons or <7.5%

*+  ~100 tons of  O.S. @ New Mill

Who is Caraustar?

The largest U.S. recycled boxboard producer

2

Rank

Company

Tube & Core

Stock

Gypsum

Facings

CCN &

Other

Capacity

Market

Share

1

Caraustar Industries

400

380

640

1,420

21%

2

Rock

-

Tenn

75

735

810

12%

3

Sonoco Products

700

700

10%

4

Newark Group

100

580*

680

10%

5

Smurfit

-

Stone

640

640

9%

6

U

.S. Gypsum

550

550

8%

7

Graphic Packaging

355

355

5%

8

National Gypsum

280

280

4%

8

Georgia Pacific

240

240

3%

10

Simkins Industries

200

200

3%

Others

180

150

700

1,030

15%

Total U.S. Capacity

1380

1,675

3,850

6,905

100%

Folding Cartons

462,000 tons

40%

CPG

Consumer

Nondurable
Consumption

86%

Industrial

Production

14%

Other Specialty

214,000 tons

19%

Mill Group

Consumer

Nondurable
Consumption

88%

Consumer

Durable Goods

12%

Commercial

Construction

20%

Repair and

Remodeling

40%

Single and
Multifamily

Construction

40%

Gypsum Facing

  Paper

178,000 tons

16%

Mill Group

Construction

17%

Industrial

Production

75%

Consumer

Nondurable
Consumption
8%

Tubes, Cores and

Composite Cans

280,000 tons

25%

ICPG

Who is Caraustar?

Leadership positions in each of the four principal

recycled paperboard product markets

(Caraustar 2002 tonnage and demand drivers)

#2

#1

#3

#3

Recovered Fiber Group

Mill Group

Industrial & Consumer Products Group

Custom Packaging Group

Who is Caraustar?

Four Operating Groups:

Business and Industry Update
Industry Overview

Market conditions and overcapacity continue to hurt the recycled boxboard industry; however, we have demonstrated an ability to increase our market share, reduce costs and generate cash in this environment.

Second quarter ’03 was slower for Caraustar in most segments vs. Q1 ‘03.

Slight improvement in mill selling prices year-over-year offset by fiber cost increases; energy has eased vs. Q1 ’03.  On the converting side, lack of domestic demand for packaging and a slowly recovering industrial economy have led to continued softness in volumes, particularly in the folding carton market.

Most analysts continue to project that industrial output of nondurable goods will recover slowly but steadily in the second half of 2003.

During the last five years, 1,500,000 tons of capacity have been removed from the industry.

We have accounted for 375,000 tons; 5 mills have been shut down and another recently idled (Rittman).

Business and Industry Update

Boxboard Shipments (tons in thousands)

   *Includes outside purchases

**Includes gypsum facing volume from our 50% owned PBL joint venture

6

Industry

Caraustar

Industry

2001

2002

% Change

% Change

Caraustar

% Change

% Change

Recycled

Folding

409.8

462.2

12.7%

-0.7%

220.5

2.9%

-2.1%

Tube Can &

Drum

246.2

279.6

13.6%

3.2%

169.2

35.4%

3.1%

Gypsum

Facings**

178.8

178.1

0.0%

-6.8%

88.0

-0.3%

5.5%

Other

Specialty

207.9

214.6

3.2%

-6.3%

112.2

-1.4%

3.6%

   Total

1042.7

1134.5

8.8%

-2.3%

589.9

9.0%

1.4%

     (000) tons

Full Year 2002 vs. 2001

Caraustar*

First Half 2003 vs. 2002

       (000) tons

Business and Industry Update

Mill Capacity Utilization

Source:  American Forest and Paper Association.

Caraustar typically maintains higher utilization rates than industry averages

New products in strong markets taking off

New gypsum technology gaining market acceptance

Integrating acquisitions and consolidating operations

Q4 2002 restructuring and business initiatives for 2003
will provide a springboard for Caraustar into an
anticipated economic recovery

Balance of 2003 likely to reflect continued transition to a
leaner, more focused Caraustar

Management understands that restructuring/business
initiatives must translate into improved financial results

Business and Industry Update

Company Overview – Where We are Now

Funded $80 million purchase price with $38 million
revolver draw (repaid in November), $31 million of
cash on hand and $11 million in operating lease
facility; also infused $15.3  million in working capital
in Q4 as Caraustar did not purchase accounts
receivable

Caraustar has achieved its stated objective of
internalizing the uncoated paperboard that Smurfit
bought on the outside; we have also closed 8 tube
and core plants as of 8/30/03

Estimated annual run rate of synergies achieved:

Mills - $ 3.0 million

Converting - $ 5.0 million

Profit Improvement Initiatives

Smurfit Acquisition Status

Profit Improvement Initiatives

Recent Operating Results - 2003

($ in millions)

YTD

YTD

June 30, 2002

June 30, 2003

Tons sold* (in thousands)

479

525

Sales

$448.0

$499.7

Gross Profit

$87.6

$89.3

+ $ 7.2 million ***

S,G&A Expenses

$70.4

$88.8

- $ 6.5 million ***

EBITDA**

$52.6

$17.8

+ $ 5.8 million ***

Capital Expenditures

$10.7

$10.8

Gross Profit Margin

19.6%

17.9%

+1.4% ***

EBITDA Margin

11.7%

3.6%

+3.9% ***

    * Includes PBL Gypsum volume

  ** As defined by Caraustar's Senior Credit Facility dated June 24, 2003

*** As discussed in the conference presentation, these amounts represent the effect of restructuring, transition activities and other items on the reported amounts.

Profit Improvement Initiatives
Restructuring/Transition

Estimated

$MM (Pre-tax)

Ongoing Annual

Status

Cash

Non-Cash

Total

Cash Benefit

at 6/30/03

Restructuring

Halifax Closure - Q4 '02

(0.4)

(3.0)

(3.4)

1.0

0.5

Ashland Carton  - Q4 '02

(1.2)

(1.3)

(2.5)

3.8

0.4

- Q2 '03

(2.0)

(1.6)

(3.6)

-

Carolina Converting, Inc. - Q4 '02

(3.6)

(2.4)

(6.0)

3.6

0.2

Buffalo Closure - Q1 '03

(0.8)

(3.5)

(4.3)

3.5

1.1

Totals

(8.0)

(11.8)

(19.8)

11.9

2.2

Transitional

Eight Tube & Core Facilities

(4.1)

0.1

(4.2)

5.0

2.5

Rittman #2 Paper Machine (Idle)

(1.1)

(1.3)

(2.4)

5.0

0.7

Totals

(5.2)

(1.2)

(6.6)

10.0

3.2

One-Time Estimated Cost

Estimated

Profit Improvement Initiatives
Selling, General and Administrative (S,G&A) Expense
Reduction

Company’s “bolt on” acquisition strategy of the 1990’s,
Sarbanes-Oxley legislation as well as facility rationalization provides a significant opportunity to reduce S,G&A costs
(total S,G&A cost for 2002 was approximately $150 million)

“Thirty $30 million companies versus one $billion company”

Internal benchmarking versus a universe of 20 papermakers
indicates that Caraustar S,G&A expense in 2002 was 16% of
sales compared to 11% average for the group

Management has a commitment to achieve a $20 million
annual S,G&A reduction (run rate) by May 2004; (assisted by
Big Four advisors)

Potential EPS impact of $.45 on an annual basis

Profit Improvement Initiatives
Procurement Leverage

The Three “F’s”: Fiber, Freight, Fuel constitute a total
Caraustar expenditure of approximately $60 million each,
total of $180 million

Historically, Caraustar has not leveraged its buying power:

Company’s own recovered fiber group supplies only
about 50% of the mill system’s fiber requirements – the
balance is purchased independently by the mills

The eight largest freight vendors constitute only $24
million of the total freight cost of $60 million – the balance is purchased on a fragmented local basis

Opportunities exist to better manage fuel costs through
consolidated risk management strategies

Significant opportunity to improve gross profit margins
through leveraged buying

Management has a commitment to extract a minimum of $30
million from working capital to be achieved through inventory reduction, more aggressive accounts receivable collection
and disbursements management

Company has made significant progress since beginning of
Q2 2003 (inception date) and expects to meet its goal by
May 2004

Working Capital and Liquidity
“Cash is King”

MM$

Working Capital and Liquidity
Bank Revolver/Hedge Strategy

New 3 year $75 million revolving credit facility secured primarily by accounts receivable and inventory closed June 24, 2003

Pricing: LIBOR (currently 1.1%) plus 2.5% spread through 12/31/03
(Previous spread was 3.25%; pricing improves with Fixed Charge
Coverage improvement)

Unused Line Fee:  0.5% (previous was 1.25%)

Minimal covenants

Availability is approximately $15 million after taking into consideration outstanding letter of credit obligations ($47 million) and minimum borrowing availability requirements

In July, the company hedged $50 million of its fixed rate debt to floating rate at a current benefit of approximately 300 basis points; we expect to opportunistically move further toward a more balanced fixed/floating ratio

Base Business
Operational “backdrop” — Midyear 2003

Although there appears to be both technical support and
anecdotal evidence of a recovering economy, Caraustar’s
volumes across all business units were soft

Pricing remains cost driven versus demand driven; Caraustar
mill selling prices up about 1.5% since beginning of the year

Fiber prices peaked in the third quarter last year due to
Chinese export demand, abated during Q4 of 2002 and
moved back up in Q2 of 2003.  Midyear average fiber cost
per ton has increased from about $80 at the beginning of
2003 to the low $90 range and is holding there

Energy prices moved up 8-10% during the first quarter of
2003 and declined to around $60 per ton at midyear and are
stable

Base Business
Midyear 2003

Mill System

Tube and core grades were up about 34% in terms of
volume for the first 6 months of 2003 versus 2002
(including SIPD)

Folding carton grades were relatively flat year-over-year
but declined significantly (18%) from Q1 ’03 to Q2 ’03

Gypsum was flat on a tonnage basis; however, we are
growing our PBL business with a lighter basis weight

Specialty grade board down versus prior year due to
migration of business to Asia but acquired partition
business should offset

Folding Carton

Shut down of Ashland plant in Q2; key business retained
and relocated to 4 other Caraustar Midwest carton plants

Base Business
Midyear 2003

Folding Carton (continued)

Price pressure continues led by reverse auctions that
squeeze margins

Caraustar will continue to match supply versus demand,
realign assets and take cost out of the system to compete
in a “Walmart World”

Tube and Core

SIPD consolidation ahead of schedule

Margins are relatively flat versus same 6 month period
last year

Overall volumes impacted by slow economy

Base Business

Joint Ventures:

* Actual through 8/31/03 plus forecast for remainder of 2003

**Offset by decrease in medium prices and soft demand for medium

19

Standard Gypsum (Wallboard)

2002

vs. 2001

2003 *

vs. 2002

Volume

+ 70 MM Sq. ft.

+ 21 MM Sq. ft.

Board Price/msf

+ $25/msf

-

$1.5/msf

Operating Inc.

+ $16.8 MM

-

$5.6 MM

Premier Boxboard Limited (Gypsum Paper)

2003

vs. 2002

Volume

+ 26,000 Tons

Sales Price

+ $12/Ton

Operating Inc.

+ $11.3 MM**

Caraustar is positioning itself to be successful regardless of external factors

Near Term Agenda

Execute SIPD integration – drive synergies

Execute rationalizations of under-performing businesses

Extract cash from working capital

Reduce SG&A / back office costs – in conjunction with
Sarbanes-Oxley control initiatives, streamline processes

Real Estate Sales – Chicago, Camden, Chesapeake,

    Buffalo …

Debt Reduction

Strategy / Outlook

Preliminary Note Regarding Non-GAAP Financial Measures

This presentation includes the following financial measures: “EBITDA” (as defined the Company’s senior credit facility) and “EBITDA Margin.” These items are not financial measures under generally accepted accounting principles in the United States. Because these items are not GAAP financial measures, other companies may present similarly titled items determined with differing adjustments. Accordingly, these measures as presented herein should not be used to evaluate the Company’s performance by comparison to any similarly titled measures presented by other companies. The Company believes these measures provide useful information in evaluating the Company’s performance and its ability to comply with its debt covenants. The following tables include reconciliations of these non-GAAP financial measures with the most comparable GAAP measurement. Investors are strongly urged to review these reconciliations.

Caraustar Industries, Inc.

Calculations of Consolidated Earnings

Before Interest, Taxes, Depreciation and

Amortization (EBITDA) for the Six Months

Ended June 30, 2002 and 2003

(In Thousands, Except Share Data)

	Six months Ended June 30, 2002	Six months Ended June 30, 2003

Net loss per common share as reported	$0.00	$(0.61)

Net loss as reported	$(82)	$(16,963)

Benefit from income taxes	$(132)	$(9,913)

Interest expense	$18,679	$21,581

Depreciation and amortization	$30,896	$14,924

Unconsolidated affiliates:
Less: Equity in income from unconsolidated affiliates	$(1,035)	$(1,464)
Plus: Cash distributions from unconsolidated affiliates	$2,955	$2,150

Noncash restructuring:
Camden and Chicago	$985	$0
Ashland	$0	$1,563
Buffalo	$0	$3,436

Write-off of deferred debt costs	$0	$1,812

Noncash disposal of property, plant and equipment	$326	$687

Adjusted EBITDA as reported to the banks	$52,592	$17,813

EBITDA Margin - Comparable GAAP Margin

Net Loss	$(82)	$(16,963)

Sales	$448,024	$499,745

Net Loss Margin	0.0%	-3.4%